SUPPLEMENT TO:

Calvert Variable Products SRI Prospectus (Class I and Single Class)
dated May 1, 2016

Calvert Variable Products Prospectus (Class F)
dated May 1, 2016

Calvert VP SRI Balanced Portfolio Summary Prospectus (Class I)
dated May 1, 2016

Calvert VP SRI Balanced Portfolio Summary Prospectus (Class F)
dated May 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by the portfolio management team noted below. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert VP SRI Balanced Portfolio

Anticipated Portfolio Management Team:

• Charles B. Gaffney is a Vice President of Eaton Vance Management and has been an employee of the Eaton Vance organization since 2003. He currently manages Eaton Vance funds and portfolios.
•    Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr.Madden manages other Calvert funds.

•    Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

•    Vishal Khanduja is a member of the Fund’s current portfolio management team. He is a Vice President and Head of Taxable Fixed Income at Calvert and has been an employee of Calvert since July 2012. Prior to July 2012, Mr. Khanduja worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 – 2012). Mr. Khanduja manages other Calvert funds.
•    Brian Ellis is a member of the Fund’s current portfolio management team (since 2015). He has been a member of the Calvert Taxable Fixed Income Team since May 2012. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst. Mr. Ellis manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will monitor the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund will continue to be primarily a large cap core U.S. portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. Stocks will be selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, CRM’s research staff. The fixed-income portion of the Fund will continue to employ an active trading strategy, seeking total return. In selecting securities, CRM will consider financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. The portfolio managers may sell a security when they believe it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options.

Investors Should Retain This Supplement for Future Reference